Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments And Contingencies
Commitments and Contingencies

26.	Commitments and Contingencies

Significant expenditure contracted for at the end of the reporting period but not recognized as liabilities is as follows:

TOTAL
$
Less than 1 year	1,287
1 - 3 years	34
4 - 5 years	-
More than 5 years	-
1,321

The Company previously entered into license agreements with Agriculture Canada (AG) for a technology to increase the concentration of avenanthramides in selected oat and with University of Alberta for a Pressurized Gaz expanded Technology (PGX) for the processing of various polymers. The royalty percentage rate would be 2% strictly for sales made from avenanthramides produced from the AG technology while royalty percentage rates would range between 1.0% to 3.5% for sales made from products manufactured using the PGX Technology, the rate being according to the classification of the resulting product (cosmeceutical, nutraceutical, pharmaceutical).